EXHIBIT 10.59

Sales Contract

No: SZNCL2013070405A

Buyer: China Motion Telecom (HK) Limited

             Suites 1105-06, 11th floor, Chinachem Golden Plaza, 77 Mody Road, Tsimshatsui East, Kowloon, Hong Kong and

             New Host International Co., Limited

             Room 804, Sino Centre, 582-591 Nathan Road, Kowloon, Hong Kong

Seller: NICEUC COMMUNICATION CO., LIMITED

             Room 1401, Yuquan Road, Nanshan District, Shenzhen, Guangdong province, China

This Sales Contract is made by and between the Seller and the Buyer whereby the Seller agrees to sell and the Buyer agrees to buy the mentioned devices according to Appendix A and Appendix B.

1. List of devices: Appendix A and Appendix B of this contract.

2. Total Amount:

             USD 256,314.00 only (USD TWO HUNDRED FIFTY-SIX THOUSAND THREE HUNDRED FOURTEEN DOLLARS ONLY)

3. Time of Shipment: Three working days after Buyer delivers notice to proceed to Seller.

4. Term of Shipment: by Express.

5. Shipment Address: Suites 1105-06, 11th floor, Chinachem Golden Plaza, 77 Mody Road, Tsimshatsui East, Kowloon, Hong Kong

6. Payment Terms:

6-1) All the involved amount is in USD dollars.

6-2) The Freight is on the Seller's account.

6-3) The Buyer should pay for the 60% of the amount USD 180,226.8 (USD ONE HUNDRED EIGHTY THOUSAND TWO HUNDRED TWENTY-SIX AND EIGHTY CENTS ONLY) within one month after received and installed the devices. Installation shall be performed by Seller at Seller’s cost.

6-4) The rest 40% of the amount USD 120,151.2 (USD ONE HUNDRED TWENTY THOUSAND ONE HUNDRED FIFTY-ONE AND TWENTY CENTS ONLY) should be paid by the Buyer after the check and approval of the devices or within three months, whichever is greater.

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6-5) All the payment that paid by the Buyer should enter into the following Account:

Bank Name:	HSBC Hong Kong
Bank Address:	1 Queen's Road Central, Hong Kong
Bank Code:	004
SWIFT Address:	HSBCHKHHHKH
Account Number:	561 825076 838
Account Name	NICEUC COMMUNICATION CO.,LIMITED

7. Technical support: provided by the Seller via phone or the internet or on-site support.

8. Services after sales:

8-1) Warranty: one year; the Seller provides the devices and the software listed in Appendix A and B with a warranty of one year after the check and approval of the system. If there is any loss to the Buyer caused by the products provided by the Seller don't meet the above warranty, the Buyer shall have the right to return of the goods or request a replacement If damage to the devices is caused by human factors (such as improperly using, plugging when power on, etc.) or by the Force majeure, will not be within the scope of this warranty. By the mutual agreement, the Seller will carefully consider the situation and ask the Buyer to pay the reasonable cost.

8-2) After the warranty expires, the Seller will provide a payable and lifelong maintenance; the annual cost of maintenance is the 8% of the amount of this contract, which payment for the first year after warranty is included in the itemized contract price shown in Appendix A and B.

8-3) During the warranty period: the Seller shall provide the Buyer with spare parts to be stored in the equipment room of the Buyer. The quantity of spare parts at Buyer’s equipment room shall be sufficient for system maintenance during the warranty period and any extended maintenance period. When there is damage, the damaged part shall be replaced by the spare part, then Buyer shall ship the damaged part to the Seller to repair or replace.

8-4) The maintenance for the software during the warranty period: 7*24 remote technical support by phone or internet. Where in person maintenance is required, the Seller shall arrive at Buyer’s site within 24 hours after notice from the Buyer. If additional functional modules are required based on the original system, Buyer and Seller shall mutually determine the workload of development, then discuss further.

9. Liability for Breach:

9-1) If the Seller is unable to provide the devices/software covered by this contract in the agreed the schedule because of its own factors (excluding increased requirements from the Buyer, or delay of the project cause by impact from a third party not in Seller’s control), the Buyer have the right to seek liability for Breach. For delay of each day, the penalty is at 0.1% of the total amount of the contract, the total penalty should not exceed over 100% of the product. If the late delivery is over two week, the Buyer shall hold the right to terminate the contract. If the Buyer fails to pay the contract price on schedule due to its own actions, the penalty is at 0.1% of the total amount of the contract, the total penalty should not exceed over 100% of the product.

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10. Force Majeure:

Where performance of either party under this contract is hindered by or is absolutely impossible on account of Force Majeure, including earthquakes, typhoon, flood , fires, war and other unexpected, irresistible or unavoidable forces in respect of their consequence or results, the party in contingency shall inform the other party of such contingency immediately, in which case the liabilities shall be exempted in part or wholly in light of the effects of Force Majeure. If the said Force Majeure lasts for 90 days, either of the parties shall have the right to terminate the contract without incurring any liability.

11. Remark:

11-1) In the event of any dispute caused by this contract, the parties shall attempt in the first distance to resolve through friendly consultations. If they cannot reach an agreement, then both parties should submit the dispute arbitration to the Hong Kong Arbitration Center for arbitration in accordance with its arbitration rules in force at the time of application for arbitration. The arbitration shall proceed in Hong Kong and conducted in English before a single arbitrator. The arbitral award is final and binding upon both Parties. The arbitration fees shall be borne by the losing Party except otherwise awarded by the arbitration commission.

11-2) This contract is in duplicates respectively in Chinese and English with equal legal binding effect, in case of discrepancy, the English version shall prevail. This contract may be executed in one or more counterparts, including facsimile copies of signatures, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to constitute one and the same agreement.

11-3) The Contract, including without limitation its conclusion, validity, construction, performance and settlement of the disputes, shall be governed by the law of Hong Kong Special Administrative Region of the People's Republic of China, without giving effect to the principles of conflict of law.

SIGNATURES OF THE PARTIES APPEAR ON THE FOLLOWING PAGE

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For Buyer: China Motion Telecom (HK) Limited /s/ Jim Yang (authorized signature and company chop) Print Name: Jim Yang	For Seller: NICEUC COMMUNICATION CO.,LIMITED /s/ Young Peng (authorized signature and company chop) Print Name: Young Peng
New Host International Co., Limited /s/ Derrick Lin (authorized signature and company chop) Print Name: Derrick Lin

Date: ___________________

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Appendix A                     Contract Number: SZNCL2013070405A

I	AFP System
No	Item	Quantity	Unit price (USD)	Amount (USD)
1	AFPSystem	1.00	$82,302.00	$82,302.00
2	NC-AD300D MAP	1.00	$19,704.75	$19,704.75
Subtotal				$102,006.75

Ⅱ	RGP System
No	Item	Quantity	Unit price (USD)	Amount (USD)
1	RGP System	1.00	$56,502.00	$56,502.00
2	NC-AD300D MAP	1.00	$19,704.75	$19,704.75
Subtotal				$76,206.75

Ⅲ	Ring-back platform
No	Item	Quantity	Unit price (USD)	Amount (USD)
1	Software for Ring-back platform	1.00	$0.00	$0.00
2	Interface module of WEB database	1.00	$5,160.00	$5,160.00
3	NC-AD300D	2.00	$9,191.25	$18,382.50
Subtotal				23,542.50

Ⅳ	Upgrade of MAP signaling monitoring system
No	Item	Quantity	Unit price (USD)	Amount (USD)
1	Upgrade of MAP signaling monitoring system	1.00	$12,255.00	$12,255.00
Subtotal				$12,255.00

Ⅴ	SM-Res System
No	Item	Quantity	Unit price (USD)	Amount (USD)
1	Business processing software of Routing Info For SM-Res	1.00	$3,612.00	$3,612.00
2	NC-AD300D MAP	1.00	$19,704.00	$19,704.00
Subtotal				$23,316.00
Sum				$237,327.75

Ⅵ	Per year cost for maintenance (after expiration of one year warranty)
No	Item	Quantity	Unit price (USD)	Amount (USD)
1	One year's cost for maintenance	1	$18986.25	$18986.25
Total				$256,314.00

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Appendix B                     Contract Number: SZNCL2013070405A

I	MAP Message Convert for Singapore StarHub Project
No	Item	Quantity	Unit price (USD)	Amount (USD)
1	NC-AD300D	2.00	$15,032.00	$30,064.00
	MAP Message Covert Software	1	$14,000.00	$14,000.00
Subtotal				$44,064.00
Total				$44,064.00

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